Supplement Dated December 27, 2018

to the

Prospectus Dated May 21, 2018

and the

Statement of Additional Information Dated May 21, 2018

for the

Farmers® Variable Annuity

Issued by

Farmers New World Life Insurance Company (“FNWL”)

through its

Farmers Annuity Separate Account A

This Supplement updates certain information in your variable annuity contract (“Contract”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Home Office Address Change

Effective December 31, 2018, Farmers New World Life Insurance Company will move its Home Office. In order to reflect this change, effective December 31, 2018, the language in your Prospectus and Statement of Additional Information (“SAI”) is updated as follows:

•	Any reference to the Home Office location shall be deleted in its entirety and replaced with the following:

3120 139th Ave. SE

Suite 300

Bellevue, WA 98005

Principal Underwriter and Broker Dealer Address Change

Effective December 31, 2018, Farmers Financial Solutions, LLC (“FFS”) will move its home office. In order to reflect this change, effective December 31, 2018, the language in your Prospectus and SAI is updated as follows:

•	Any reference to FFS’s home office location shall be deleted in its entirety and replaced with the following:

31051 Agoura Road

West Lake Village, CA 91361

Distribution of Death Benefit Proceeds

Effective December 31, 2018, on page 38 of the Prospectus, the paragraph under the ‘Distribution of Death Benefit Proceeds’ heading, beginning with, “If all or a part of the death benefit proceeds are paid in one lump sum and the proceeds are at least $10,000 . . .”, is hereby deleted in its entirety.

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If you have any questions, please call the Service Center toll-free at 1-877-376-8008, or write the Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

Securities offered through Farmers Financial Solutions, LLC, 31051 Agoura Road, Westlake Village, CA 91361. 1-818-874-1500. Member FINRA.